Exhibit 24.1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints W. Alan McCollough and W. Stephen Cannon his attorneys-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and director of Circuit City Stores, Inc. (the “Company”), and to file any documents referred to below relating to the registration of (i) 2,411,135 shares of Common Stock and (ii) an equal number of rights to purchase preferred shares, Series E to be issued pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan as Amended and Restated Effective February 18, 2003; such documents being: a registration statement on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 18th day of February, 2003.

/s/ MICHAEL T. CHALIFOUX
Michael T. Chalifoux

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Michael T. Chalifoux and W. Stephen Cannon his attorneys-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as an officer and director of Circuit City Stores, Inc. (the “Company”), and to file any documents referred to below relating to the registration of (i) 2,411,135 shares of Common Stock and (ii) an equal number of rights to purchase preferred shares, Series E, to be issued pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan as Amended and Restated Effective February 18, 2003; such documents being: a registration statement on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 18th day of February, 2003.

/s/ W. ALAN MCCOLLOUGH
W. Alan McCollough

POWER OF ATTORNEY

Each of the undersigned hereby constitutes and appoints W. Alan McCollough, Michael T. Chalifoux and W. Stephen Cannon, his or her attorneys-in-fact, each with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the “Company”), and to file any documents referred to below relating to the registration of (i) 2,411,135 shares of Common Stock and (ii) an equal number of rights to purchase preferred shares, Series E, to be issued pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan as Amended and Restated Effective February 18, 2003; such documents being: a registration statement on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 18th day of February, 2003.

/s/ RONALD M. BRILL	/s/ CAROLYN H. BYRD
Ronald M. Brill	Carolyn H. Byrd

/s/ RICHARD N. COOPER	/s/ BARBARA S. FEIGIN
Richard N. Cooper	Barbara S. Feigin

/s/ JAMES F. HARDYMON	/s/ ROBERT S. JEPSON, JR.
James F. Hardymon	Robert S. Jepson, Jr.

/s/ PAULA G. ROSPUT	/s/ MIKAEL SALOVAARA
Paula G. Rosput	Mikael Salovaara

/s/ CAROLYN Y. WOO
Carolyn Y. Woo